                                                               Exhibit 10.08(e)

                                 October 30, 1992

Congress Financial Corporation
1133 Avenue of the Americas
New York, NY 10036

     Re:  Amendment to Financing Agreements

Dear Gentlemen:

    Reference is made to the Account Financing Agreement [Security Agreement] between Congress Financial Corporation ("Congress") and I.C. Isaacs & Company L.P. ("Borrower") dated as of June 16, 1992 (the "Accounts Agreement") and all supplements thereto, and all other agreements, documents and instruments related thereto and executed in connection therewith including, the Covenant Supplement to Account Financing Agreement {Security Agreement} ("Covenant Supplement"), as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced (collectively, the "Financing Agreements"). Capitalized terms used herein, unless otherwise defined herein shall have the meaning set forth in the Financing Agreements.

    Borrower has requested certain modifications to the Financing Agreements and Congress is willing to agree to such modifications, subject to the terms and conditions set forth herein.

    In consideration of the foregoing, and the mutual agreements and covenants contained herein and for other good and valuable consideration, Borrower and Congress hereby agree as follows:

    1. Subordinated Notes. Exhibit A of the Covenant Supplement shall be and is hereby amended by adding the following thereto:

   "Charles Boutwell
    $3,386.26 Junior Subordinated Note, dated September 28, 1992.

    Robert Flynn, Jr.
    $3,386.26 Junior Subordinated Note, dated September 28, 1992.

    Marion Pelton
    $3,386.26 Junior Subordinated Note, dated September 28, 1992.

    Joanne Kraft
    $3,386.26 Junior Subordinated Note, dated September 28, 1992.

    Charles Godfrey
    $8,465.65 Junior Subordinated Note, dated September 21, 1992.

    Thomas Ormandy
    $1,693.13 Junior Subordinated Note, dated September 28, 1992.

    Eugene C. Wielepski
    $3,961.92 Junior Subordinated Note, dated September 28, 1992.

    Charles Chamblee
    $575.66 Junior Subordinated Note, dated September 28, 1992.

    William Myatt
    $575.66 Junior Subordinated Note, dated September 28, 1992.

         2. Permitted Indebtedness. Exhibit D to Covenant Supplement is hereby amended by adding the following thereto:

   "Charles Boutwell
    $3,386.26 Junior Subordinated Note, dated September 28, 1992.

    Robert Flynn, Jr.
    $3,386.26 Junior Subordinated Note, dated September 28, 1992.

    Marion Pelton
    $3,386.26 Junior Subordinated Note, dated September 28, 1992.

    Joanne Kraft
    $3,386.26 Junior Subordinated Note, dated September 28, 1992.

    Charles Godfrey
    $8,465.65 Junior Subordinated Note, dated September 21, 1992.

    Thomas Ormandy
    $1,693.13 Junior Subordinated Note, dated September 28, 1992.

    Eugene C. Wielepski
    $3,961.92 Junior Subordinated Note, dated September 28, 1992.

    Charles Chamblee
    $575.66 Junior Subordinated Note, dated September 28, 1992.

    William Myatt
    $575.66 Junior Subordinated Note, dated September 28, 1992.

    3. Effect and Entirety of this Amendment. Except as specifically modified pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied and, in all other respects, the Financing Agreements are hereby ratified and confirmed by all parties hereto as of the date hereof. This Amendment represents and incorporates the entire understanding and agreements of the parties with respect to the matters set forth herein and the parties hereto agree that there are no representations, warranties, covenants or understandings of any kind, nature or description whatsoever made by Congress to Borrower with respect to this Amendment, except as specifically set forth herein. This Amendment represents the final agreement between the parties and may not be contradicted by evidence or prior, contemporaneous or subsequent oral agreements of the parties.

    4. Waiver, Modification, Etc. No provision or term hereof may be modified, altered, waived, discharged or terminated orally, but only by an instrument in writing executed by the party against whom such modification, alteration, waiver, discharge or termination is sought.

    5. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary to effectuate the provisions and purposes of this Amendment.

    6. Counterparts. This Amendment may be executed in one or more counterparts which, taken together, shall constitute the agreement of the parties.

                                 Very truly yours,

                                 I.C. Isaacs & Company L.P.

                                 By: Isbyco, Inc., General Partner

                                     By: /s/ Eugene C. Wielepski
                                         ___________________________

                                     Title: VP
                                            ________________________


Agreed and Accepted:

CONGRESS FINANCIAL CORPORATION

By: /s/ Alan Lapidus
   ________________________

Title: AVP
      _____________________





                                       3